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                                                                   EXHIBIT 10.11

                             DATE: 15th June, 2000



                               HAVAS ADVERTISING

                              as Borrower's Agent


                   MORGAN GUARANTY TRUST COMPANY OF NEW YORK

                               SOCIETE GENERALE

                                  as Lenders


                          J.P. MORGAN SECURITIES LTD.

                               SOCIETE GENERALE

                                 as Arrangers


                   MORGAN GUARANTY TRUST COMPANY OF NEW YORK
                                   as Agent


           _________________________________________________________

                           LOAN AMENDMENT AGREEMENT

           _________________________________________________________



                               Slaughter and May
                             35 Basinghall Street
                                    London
                                   EC2V 5DB

                                   (RS/RCYS)
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                           LOAN AMENDMENT AGREEMENT


DATE:    15th June, 2000

PARTIES

1. HAVAS ADVERTISING of 84 rue de Villiers, 92683 Levallois-Perret Cedex, France (the "Borrowers' Agent").

2.   MORGAN GUARANTY TRUST COMPANY OF NEW YORK and SOCIETE GENERALE, as Lenders.

3.   J.P. MORGAN SECURITIES LTD. and SOCIETE GENERALE, as Arrangers.

4.   MORGAN GUARANTY TRUST COMPANY OF NEW YORK as Agent.

BACKGROUND

(A) By a loan agreement (the "Loan Agreement") dated 18th May, 2000 and made between the Borrowers, the Guarantors, the Lenders, the Arrangers and the Agent, the Lenders agreed to make available to the Borrowers a US$400,000,000 multicurrency 364 day term loan facility.

(B) The Borrower's Agent and the Lenders have agreed to amend the terms of the Loan Agreement on the terms of this Agreement.

(C) Pursuant to clause 24.2 of the Loan Agreement, any amendment to the Loan Agreement agreed by the Borrower's Agent is binding on all the Obligors.

The parties agree as follows:

1.   INTERPRETATION

1.1  Loan Agreement

     Unless otherwise stated, the definitions and interpretation provisions contained in Clause 1 of the Loan Agreement are deemed to be incorporated expressly in this Agreement and apply to this Agreement accordingly.
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                                       2


1.2  Scope

     This Agreement is supplemental to and amends the Loan Agreement.

2.   AMENDMENT OF THE LOAN AGREEMENT

     The Loan Agreement shall be amended with effect from the date of this Agreement as follows:

     In Clause 1.1, the definition of "Qualifying Bank" will be deleted and replaced with the following:

     "Qualifying Bank" means a bank or other financial institution which, at the time when it becomes a Lender, is resident for tax purposes in either:-

     (A) a country which has concluded a double tax treaty with France offering, subject to satisfaction of certain conditions, a withholding tax exemption on interest payments; or

     (B)  France.

3.   CONSTRUCTION

     This Agreement and the Loan Agreement will be read and construed as one document. References in the Loan Agreement to the Loan Agreement (however expressed) will be read and construed as references to the Loan Agreement and this Agreement.

4.   MISCELLANEOUS

4.1  Law

     This Agreement is to be governed by and construed in accordance with English law.

4.2  Counterparts

     There may be several signed copies of this Agreement. There is intended to be a single Agreement and each signed copy is a counterpart of that Agreement.
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                                   SIGNATURES

Borrower's Agent
----------------

SIGNED by JACQUES   )
HERAIL for and on behalf of  )
HAVAS ADVERTISING   )

The Lenders
-----------

SIGNED by ARTURO    )
MIRANDA for and on behalf  )
of MORGAN GUARANTY  )
TRUST COMPANY OF NEW  )
YORK                )

SIGNED by YVES      )
LALLEMAND for and on  )
behalf of SOCIETE   )
GENERAL            )

The Arrangers
-------------

SIGNED by ARTURO    )
MIRANDA for and on behalf  )
of J.P. MORGAN      )
SECURITIES LTD.     )

SIGNED by YVES      )
LALLEMAND for and on  )
behalf of SOCIETE   )
GENERAL            )

The Agent
---------

SIGNED by ARTURO    )
MIRANDA for and on behalf  )
of MORGAN GUARANTY  )
TRUST COMPANY OF NEW  )
YORK                )